Exhibit 10.3

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of March 24, 2011 by and between MACQUARIE CNL INCOME, LP, a Delaware limited partnership, and MACQUARIE CNL GLOBAL INCOME TRUST, INC., a Maryland corporation (each a “Grantor”, and collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Lender”).

PRELIMINARY STATEMENT

The Grantors, the Loan Parties and the Lender are entering into a Credit Agreement dated as of March 24, 2011 (as it may be amended or modified from time to time, the “Credit Agreement”). Each Grantor is entering into this Security Agreement in order to induce the Lender to enter into and extend credit to MACQUARIE CNL INCOME LP, a Delaware limited partnership (the “Borrower”) under the Credit Agreement and to secure the Secured Obligations that it has agreed to guarantee pursuant to the Credit Agreement.

ACCORDINGLY, the Grantors and the Lender, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1        Terms Defined in Credit Agreement.    All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2        Terms Defined in UCC.    Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3        Definitions of Certain Terms Used Herein.    As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Closing Date” means the date of the Credit Agreement.

“Collateral” shall have the meaning set forth in Article II, except that “Collateral” shall specifically relate only to the Grantors’ interests in the Borrowing Base Subsidiaries and not any other subsidiaries of the REIT and/or the Borrower.

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Lender with respect to the Collateral pursuant to any Loan Document.

“Collection Account” shall have the meaning set forth in Section 7.1(b).

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“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall mean, with respect to the Borrower, all Publicly Traded Equities, and with respect to the Borrowing Base Subsidiaries, all Publicly Traded Equities and all other ‘investment property’ as it is defined in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Borrower, whether or not physically delivered to the Lender pursuant to this Security Agreement, evidencing the Borrower’s ownership in the Borrowing Base Subsidiaries or any Publicly Traded Equities.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest, except that Stock Rights shall not include any such rights with respect to entities which are not “Borrowing Base Subsidiaries” under the terms of the Credit Agreement .

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

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“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Florida or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Lender, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), as limited below:

(i)	all Accounts of Borrowing Base Subsidiaries;

(ii)	all Chattel Paper of Borrowing Base Subsidiaries;

(iii)	all Documents of Borrowing Base Subsidiaries;

(iv)	all General Intangibles of Borrowing Base Subsidiaries;

(v)	all Goods of Borrowing Base Subsidiaries;

(vi)	all Instruments of Borrowing Base Subsidiaries;

(vii)	all Investment Property;

(viii)	all cash or cash equivalents of Borrowing Base Subsidiaries;

(ix)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations of Borrowing Base Subsidiaries;

(x)	all Deposit Accounts of the Borrowing Base Subsidiaries with Lender and any other bank or other financial institution and all Deposit Accounts of Grantors with Lender; and

(xi)

and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Lender that:

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3.1        Title, Perfection and Priority.    Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Lender the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit E, the Lender will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

3.2        Type and Jurisdiction of Organization, Organizational and Identification Numbers.    The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

3.3        Principal Location.    Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

3.4        Collateral Locations.    All of such Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A.

3.5        Deposit Accounts.    All of such Grantor’s Deposit Accounts are listed on Exhibit B.

3.6        Exact Names.    Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.7        Letter-of-Credit Rights and Chattel Paper.    Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. All action by such Grantor necessary or desirable to protect and perfect the Lender’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Lender will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8        Accounts and Chattel Paper.    The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Lender by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

3.9        No Financing Statements, Security Agreements.    No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Lender as the secured party and (b) as permitted by Section 4.1(e).

3.10        Pledged Collateral.

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  (a)        Exhibit D sets forth a complete and accurate list of all Pledged Collateral owned by the Borrower. The Borrower is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit D as being owned by it, free and clear of any Liens, except for the security interest granted to the Lender hereunder. The Borrower further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Lender representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Borrower has so informed the Lender so that the Lender may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a control agreement among the Borrower, the securities intermediary and the Lender pursuant to which the Lender has Control and (iv) all Pledged Collateral which represents Indebtedness owed to the Borrower has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

  (b)        In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by the Borrower of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by the Borrower, or for the exercise by the Lender of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)        Except as set forth in Exhibit D, the Borrower owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to the Borrower is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1        General.

  (a)        Collateral Records.    Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Lender, such reports relating to such Collateral as the Lender shall from time to time request.

  (b)        Authorization to File Financing Statements; Ratification.    Such Grantor hereby authorizes the Lender to file, and if requested will deliver to the Lender, all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Lender may be filed in any filing office in any UCC

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jurisdiction and may (i) indicate such Grantor’s Collateral by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Lender promptly upon request. Such Grantor also ratifies its authorization for the Lender to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)        Further Assurances.    Such Grantor will, if so requested by the Lender, furnish to the Lender, as often as the Lender requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with its Collateral as the Lender may reasonably request, all in such detail as the Lender may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Lender in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)        Disposition of Collateral.    Such Grantor will not sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to the Credit Agreement.

(e)        Liens.     Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) other Permitted Liens.

(f)        Other Financing Statements.    Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Lender, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)        Locations. Such Grantor will not change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Credit Agreement.

(h)        Compliance with Terms.     Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2      Receivables.

(a)        Certain Agreements on Receivables.    Such Grantor will not make or agree to make any material discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable materially less than the original amount thereof.

(b)        Collection of Receivables.    Except as otherwise provided in this Security Agreement and subject to Grantor’s prudent business judgment, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

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(c)        Delivery of Invoices.  Such Grantor will deliver to the Lender immediately upon its request duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Lender shall specify.

(d)        Disclosure of Counterclaims on Receivables.    If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to the Lender in writing. Such Grantor shall send the Lender a copy of each credit memorandum in excess of $1,000,000.00 as soon as issued, and such Grantor shall promptly report each credit memo and each of the facts required to be disclosed to the Lender in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.

(e)        Electronic Chattel Paper.  Such Grantor shall take all steps necessary to grant the Lender Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3      Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Lender immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by it (if any then exist), (b) hold in trust for the Lender upon receipt and immediately thereafter deliver to the Lender any such Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Lender’s request, deliver to the Lender (and thereafter hold in trust for the Lender upon receipt and immediately deliver to the Lender) any Document evidencing or constituting Collateral and (d) upon the Lender’s request, deliver to the Lender a duly executed amendment to this Security Agreement, in the form of Exhibit F hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Lender to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.4      Uncertificated Pledged Collateral.    The Borrower will permit the Lender from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Lender granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, the Borrower will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Lender to have and retain Control over such Pledged Collateral. Without limiting the foregoing, the Borrower will, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Lender, in form and substance satisfactory to the Lender, giving the Lender Control.

4.5      Pledged Collateral.

(a)        Changes in Capital Structure of Issuers.    The Borrower will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of

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assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b)        Issuance of Additional Securities.    The Borrower will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to the Borrower.

(c)        Registration of Pledged Collateral.    The Borrower will permit any registerable Pledged Collateral to be registered in the name of the Lender or its nominee at any time at the Lender’s option.

(d)        Exercise of Rights in Pledged Collateral.

  (i)         Without in any way limiting the foregoing and subject to clause (ii) below, the Borrower shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Lender in respect of the Pledged Collateral.

  (ii)        The Borrower will permit the Lender or its nominee at any time after the occurrence of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

  (iii)       The Borrower shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

  (iv)       All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by the Borrower, whenever paid or made, shall be delivered to the Lender to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

4.6     Letter-of-Credit Rights.     If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within two Business Days after becoming a beneficiary, notify the Lender thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Lender and (ii) agree to direct all payments thereunder to a Deposit Account at the Lender in form and substance reasonably satisfactory to the Lender.

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4.7        Federal, State or Municipal Claims.  Such Grantor will promptly notify the Lender of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.8        No Interference.  Such Grantor agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies.

4.9        Insurance.   (a)   In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the Commitment or the total replacement cost value of the improvements.

  (a)        All insurance policies required hereunder or under the Credit Agreement shall name the Lender as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Lender, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Lender; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Lender.

  (b)        All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Lender. If such Grantor fails to obtain any insurance as required by this Section, the Lender may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Lender shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.10      Change of Name or Location; Change of Fiscal Year.  Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Lender shall have received at least thirty days prior written notice of such change and the Lender shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Lender’s security interest in the Collateral, or (2) any reasonable action requested by the Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Lender in any Collateral), provided that, any new location shall be in the continental U.S. Such Grantor shall not change its fiscal year which currently ends on December 31.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1        Events of Default.    The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

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(a)         Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

(b)        The breach by any Grantor of any of the terms or provisions of Article IV or Article VII.

(c)        The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within ten days after such breach.

(d)        The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

(e)        Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Lender and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Lender has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

5.2      Remedies.

(a)        Upon the occurrence of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

  (i)        those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Lender prior to an Event of Default;

  (ii)       those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

  (iii)     give notice of sole control or any other instruction under any control agreement with any securities intermediary and take any action therein with respect to such Collateral;

  (iv)     without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of the Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Lender may deem commercially reasonable; and

  (v)      concurrently with written notice to the Borrower, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange

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certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Lender was the outright owner thereof.

(b)        The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)        The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d)        Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(e)         If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Obligations outstanding, the Lender may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.

(f)         Notwithstanding the foregoing, the Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)        The Borrower recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Borrower also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Borrower or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Borrower and the issuer would agree to do so.

5.3      Grantor’s Obligations Upon Default.    Upon the request of the Lender after the occurrence of a Default, each Grantor will:

AUS:0041907/00169:445549v8	11

  (a)        assemble and make available to the Lender the Collateral and all books and records relating thereto at any place or places specified by the Lender, whether at a Grantor’s premises or elsewhere;

  (b)        permit the Lender, by the Lender’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

  (c)        prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Lender may request, all in form and substance satisfactory to the Lender, and furnish to the Lender, or cause an issuer of Pledged Collateral to furnish to the Lender, any information regarding the Pledged Collateral in such detail as the Lender may specify;

  (d)        take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Lender to consummate a public sale or other disposition of the Pledged Collateral; and

  (e)        at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Lender, at any time, and from time to time, promptly upon the Lender’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1        Account Verification.    The Lender may, at any time, in the Lender’s own name, in the name of a nominee of the Lender, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Lender’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2        Authorization for Secured Party to Take Certain Action.

  (a)        Each Grantor irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender and appoints the Lender as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Lender’s sole discretion to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries

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holding Pledged Collateral as may be necessary or advisable to give the Lender Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Lender to the Secured Obligations as provided in Section 7.3, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Lender or the Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Lender may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

  (b)        All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Lender, under this Section 6.2 are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.

6.3        Proxy.      THE BORROWER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE LENDER AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT.

6.4        Nature of Appointment; Limitation of Duty.    THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE LENDER NOR ANY OF ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE

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SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

[INTENTIONALLY DELETED]

ARTICLE VIII

GENERAL PROVISIONS

8.1        Waivers.    Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2        Limitation on the Lender’s Duty with Respect to the Collateral.    The Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses deemed significant by the Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix)

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to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to the Grantor or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3        Compromises and Collection of Collateral.    The Grantors and the Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Grantor agrees that the Lender may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Lender in its sole discretion shall determine or abandon any Receivable, and any such action by the Lender shall be commercially reasonable so long as the Lender acts in good faith based on information known to it at the time it takes any such action.

8.4        Secured Party Performance of Debtor Obligations.    Without having any obligation to do so, the Lender may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Lender for any amounts paid by the Lender pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.5        Specific Performance of Certain Covenants.    Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.10 or 5.3 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6        Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Lender unless such authorization is in writing signed by the Lender.

8.7        No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Lender and then only to

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the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Lender until the Secured Obligations have been paid in full.

8.8        Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.9        Reinstatement.    This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.10      Benefit of Agreement.    The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Lender and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Lender hereunder.

8.11      Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12        Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

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8.13      Headings.      The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.14      Termination.    This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Lender as required by the Credit Agreement) and no commitments of the Lender which would give rise to any Secured Obligations are outstanding.

8.15      Entire Agreement.    This Security Agreement embodies the entire agreement and understanding between the Grantor and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Lender relating to the Collateral.

8.16      CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF FLORIDA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.17      CONSENT TO JURISDICTION.    EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

8.18      WAIVER OF JURY TRIAL.   EACH GRANTOR AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.19      Indemnity.    Each Grantor hereby agrees to indemnify the Lender, and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) imposed on, incurred by or asserted against the Lender, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Lender or any Grantor).

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8.20      Counterparts.   This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

ARTICLE IX

NOTICES

9.1        Sending Notices.    Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Lender at the address set forth in accordance with the Credit Agreement.

9.2        Change in Address for Notices.    Each of the Grantors and the Lender may change the address for service of notice upon it by a notice in writing to the other parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Grantors and the Lender have executed this Security Agreement as of the date first above written.

GRANTORS:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC,
a Delaware limited liability company
its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

		By:	/s/ Robert A. Bourne
Robert A. Bourne
Chief Executive Officer

MACQUARIE CNL GLOBAL INCOME TRUST, INC., a Maryland corporation
By:	/s/ Robert A. Bourne
Name:	Robert A. Bourne
Title:	Chief Executive Officer

LENDER

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Clayton D. Conger
Name:	Clayton D. Conger
Title:	Credit Banker

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THE STATE OF FLORIDA	§
§
COUNTY OF ORANGE	§

This instrument was acknowledged before me on the 23 day of March, 2011, by Robert A. Bourne, as Chief Executive Officer of Macquarie CNL Global Income Trust, Inc., a Maryland corporation, Managing Member of Macquarie CNL Income GP, LLC, a Delaware limited liability company, General Partner of MACQUARIE CNL INCOME, LP, a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

/s/ Linda A. Scarcelli
Notary Public, State of Florida

THE STATE OF FLORIDA	§
§
COUNTY OF ORANGE	§

This instrument was acknowledged before me on the 23 day of March, 2011, by ROBERT A. BOURNE as Chief Executive Officer of MACQUARIE CNL GLOBAL INCOME TRUST, INC., a Maryland corporation, on behalf of said corporation.

/s/ Linda A. Scarcelli
Notary Public, State of Florida

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 23rd day of March, 2011, by Clayton D. Conger, as Credit Banker of JPMORGAN CHASE BANK, N.A., a national banking association, on behalf of said association.

/s/ Donna L. Usher
Notary Public, State of Texas

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EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.9 and 9.1 of Security Agreement)

NOTICE ADDRESS FOR ALL GRANTORS

450 South Orange Avenue

13th Floor

Orlando, Florida 32801

ATTN: Steven D. Shackelford, Chief Financial Officer

Facsimile: 407-540-2500

INFORMATION AND COLLATERAL LOCATIONS [Macquarie CNL Global Income Trust, Inc.]

I.	Name of Grantor: Macquarie CNL Global Income Trust, Inc.

II.	State of Incorporation or Organization: Maryland

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: D12936548

V.	Federal Identification Number: 26-4386951

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

450 South Orange Avenue
13th Floor
Orlando, FL 32801
Attention:	Steven D. Shackelford, Chief Financial Officer

VII.	Locations of Collateral: Only Collateral from the Trust will be bank account with Lender.

(a)        Properties Owned by the Grantor: - Bank account with Lender to be opened post-closing.

(b)        Properties Leased by the Grantor (Include Landlord’s Name): N/A

(c)        Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): N/A

AUS:0041907/00169:445549v8	EXHIBIT A – Page 1

INFORMATION AND COLLATERAL LOCATIONS [Macquarie CNL Income, LP]

I.	Name of Grantor: Macquarie CNL Income, LP

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited partnership

IV.	Organizational Number assigned by State of Incorporation or Organization: 4661471

V.	Federal Identification Number: 26-4387248

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

450 South Orange Avenue
13th Floor
Orlando, FL 32801
Attention:	Steven D. Shackelford, Chief Financial Officer

VII.	Locations of Collateral: (1)

(d)        Properties Owned by the Grantor: Bank account to be opened with Lender post-closing.

(e)        Properties Leased by the Grantor (Include Landlord’s Name): N/A

(f)        Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): N/A

(1) To be supplemented at time of each draw on the Credit Facility.

AUS:0041907/00169:445549v8	EXHIBIT A – Page 2

EXHIBIT B

(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Account Number
Macquarie CNL Global Income Trust, Inc.	To be opened post-closing
Macquarie CNL Income, L.P.	To be opened post-closing

AUS:0041907/00169:445549v8	EXHIBIT B – Page 1

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

None

CHATTEL PAPER

None

AUS:0041907/00169:445549v8	EXHIBIT C – Page 1

EXHIBIT D

(See Section 3.10 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY (1)

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS
Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

  [Add description of custody accounts or arrangements with securities intermediary, if applicable]

(1) None at initial closing.   To be supplemented at time of draws on Credit Facility.

AUS:0041907/00169:445549v8	EXHIBIT D – Page 1

EXHIBIT E

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

To be supplemented post-closing

AUS:0041907/00169:445549v8	EXHIBIT E – Page 1

EXHIBIT F

(See Section 4.3)

AMENDMENT

This Amendment, dated                                 ,          is delivered pursuant to Section 4.3 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated March             , 2011, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Lender, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

MACQUARIE CNL INCOME, LP,
a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC,
a Delaware limited liability company
its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

By:
Steven D. Shackelford
Chief Financial Officer

MACQUARIE CNL GLOBAL INCOME TRUST, INC., a Maryland corporation

By:

Name:

Title:

LENDER

JPMORGAN CHASE BANK, N.A., a national banking association

By:

Name:

Title:

AUS:0041907/00169:445549v8	EXHIBIT F – Page 1

SCHEDULE I TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS
Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

AUS:0041907/00169:445549v8	EXHIBIT F – Page 2